UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 27, 2013

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction)	(State or other jurisdiction)	(I.R.S. Employer of Incorporation Identification No.)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements and Related Audit Report

(b) On February 13, 2013, the Audit Committee of Envestnet, Inc. (“Envestnet”) terminated McGladrey LLP (“McGladrey”) as Envestnet’s independent registered public accountants and on February 14, 2013 engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm for Envestnet’s year ended December 31, 2012 and to re-audit Envestnet’s financial statements for the year ended December 31, 2011. The change in Envestnet’s certifying accountant was reported on a Form 8-K filed on February 14, 2013 (the “Item 4.01 Form 8-K”).

On February 27, 2013, Envestnet, Inc. (“Envestnet”) received a letter from McGladrey advising the Company that disclosure should be made that reliance should not be placed on McGladrey’s audit report on Envestnet’s financial statements for the year ended December 31, 2011 (the “Annual Financial Statements”) or McGladrey’s completed reviews of Envestnet’s interim financial statements for the quarters ended September 30, 2012, June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011 or March 31, 2011 (the “Interim Financial Statements”) in light of the matters described in the Item 4.01 Form 8-K.

Envestnet’s Audit Committee and management continue to believe that the Annual Financial Statements and Interim Financial Statements fairly present, in all material respects, the financial condition and results of operations of Envestnet as of the end of and for the periods presented and may continue to be relied upon. For the reasons discussed under Item 4.01 in the Item 4.01 Form 8-K, Envestnet’s Audit Committee has engaged KPMG, as Envestnet’s new independent registered public accountants, to re-audit Envestnet’s financial statements for the year ended December 31, 2011 and to re-review Envestnet’s quarterly financial information for the first three quarters of 2012 that will be contained in Envestnet’s 2012 Form 10-K. There can be no assurance that KPMG will not reach conclusions regarding the application of accounting standards, management estimates or other factors affecting Envestnet’s financial statements that are different from Envestnet’s management in connection with their audit process, or that adjustments to Envestnet’s prior financial results will not be required.

Neither Envestnet’s Audit Committee nor any member of its senior management discussed with McGladrey the matters disclosed in this Form 8-K in response to Item 4.02(b).

On March 1, 2013, Envestnet provided McGladrey with a copy of the disclosures it is making in this Form 8-K in response to Item 4.02(b) and requested that McGladrey furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. At the time of the filing of this Form 8-K, McGladrey’s letter was unavailable and will be filed on a Form 8-K/A within two business days after Envestnet’s receipt of the letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Peter H. D’Arrigo
Name:	Peter H. D’Arrigo
Title:	Chief Financial Officer

Date: March 1, 2013